UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2024

GUOCHUN INTERNATIONAL INC.

(FOMRER NAME: CHARMT, INC.)

(Exact name of registrant as specified in its charter)

Nevada	333-229830	30-0575017
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

66 West Flagler Street, Suite 900 - #3040, Miami, FL 33130

(Address of principal executive offices, including zip code)

Registrant’s phone number, including area code +125-12629446

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	GCGJ	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

Resignation of previous Independent Registered Public Accounting Firm

On December 14, 2023, GUOCHUN INTERNATONAL INC. (FORMER NAME: CHARMT, INC.) (“the Company”) received a notice of resignation from its independent registered accountants, Michael T. Studer CPA P.C. (“Michael T. Studer”) of Freeport, New York.

During the fiscal years ended December 31, 2021 and 2022 and the subsequent interim periods proceeding their resignation on December 13, 2023, there were no: (1) disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K) with Michael T. Studer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

We have provided Michael T. Studer with a copy of the foregoing disclosures and have requested that Michael T. Studer provide a letter addressed to the Securities & Exchange Commission stating whether it agrees with the disclosure contained herein and, if not, stating the respects in which it does not agree. Pursuant to our request, Michael T. Studer has provided the letter attached hereto as Exhibit 16.1.

Appointment of new Independent Registered Public Accounting Firm

On February 5, 2024, our Board of Directors appointed Kirtane & Pandit LLP of India (“KP”) as our independent registered public accounting firm, to audit our financial statements for the year ended December 31, 2023. During our two most recent fiscal years and the subsequent interim periods preceding their appointment as independent accountants, neither we nor anyone on our behalf consulted KP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered of our financial statements, nor has KP provided to us with a written report or oral advice regarding such principles or audit opinion.

Item 9.01 Financial statements and Exhibits

Exhibit Number	Exhibit Description
16.1	Letter to SEC from Michael T. Studer CPA P.C.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 8, 2024

GUOCHUN INTERNATIONAL INC. (FORMER NAME: CHARMT, INC.)

By:	/s/ ZHOU XUAN
Name:	ZHOU XUAN
Title:	Chief Executive Officer, Chief Finance Officer, Director